EXHIBIT 10.3
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                               TRUST AGREEMENT

        JOSEPH A. SEHER, hereinafter referred to as the "Grantor," hereby assigns, transfers and sets over to MARY BETH SEHER, hereinafter referred to as the "Trustee," the property described in Schedule "A" attached hereto and made a part hereof, receipt of which is hereby acknowledged by the Trustee. Such property and any other property that may be received by the Trustee, hereinafter referred to as the "trust estate", shall be held by the Trustee upon the terms, trusts and conditions hereinafter set forth. This instrument and the trust established hereunder shall be known as the "AMY MARIE SEHER TRUST".

                                  ARTICLE I
                               IRREVOCABILITY

        The Trust created hereunder is irrevocable. The Grantor expressly waives all rights and powers to revoke, amend or alter this Trust Agreement or the terms of the Trust hereby created in any respect, either in whole or in part.

                                 ARTICLE II
                             CURRENT BENEFICIARY

        AMY MARIE SEHER (the "Current Beneficiary"), during her lifetime, shall be the sole beneficiary of the Trust.

                                 ARTICLE III
                           DISTRIBUTION PROVISIONS

        The trust estate shall be held, administered and distributed as hereinafter provided.

        3.1 RIGHTS OF WITHDRAWAL. In any calendar year in which a transfer of property is made to this trust by any person, the Current Beneficiary, at such date, shall have the power, in his or her sole discretion, commencing with such date, to withdraw property then belonging to the principal of the trust (including the property then transferred into trust) having a value equal at the time of withdrawal to the value of such transferred property at the date of such transfer, but in no case exceeding Twenty Thousand Dollars ($20,000.00) per calendar year. Any power of withdrawal hereunder shall be noncumulative. The Trustee shall, promptly after the initial transfer into trust or after an addition is made in a later calendar year, notify in writing the person having a withdrawal power of the existence of the power, except that in the case of any such person who is under a legal disability, notification shall be given to his legal guardian; or if none, to a parent of an infant or to such other individual whom the Trustee shall deem appropriate Such person receiving notification from the Trustee shall have thirty (30) days after receiving such notification to exercise the power by a written instrument delivered to the Trustee, except that in the case of a person under a legal disability, his or her power may be exercised
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   only by his or her legal guardian.  An adult beneficiary, or a guardian, may after receiving such notice at least once, waive further notice by an instrument in writing delivered to the Trustee.

        3.2 DISTRIBUTION OF INCOME. During the life of the Current Beneficiary, the Trustee, in her sole discretion, shall distribute such portions or all of the net income of the trust estate to the Current Beneficiary as Trustee shall from time to time determine to be of for the comfortable maintenance, welfare and support of the Current Beneficiary, provided that, absent unusual circumstances, the maximum amount distributable in any year prior to the date the Current Beneficiary attains age twenty-five (25) should not exceed Fifty Thousand Dollars ($50,000.00).

        3.3 DISTRIBUTION OF PRINCIPAL. During the life of the Current Beneficiary, the Trustee, in her sole discretion, shall distribute to or use for the benefit of the Current Beneficiary such portions or all of the principal of the trust as the Trustee shall from time to time determine to be for the comfortable maintenance, welfare and support of the Current Beneficiary.

        3.4 RIGHTS OF WITHDRAWAL OF PRINCIPAL. After the last to occur of (i) the death of the Grantor; and (ii) the attaining of the following respective ages, the Current Beneficiary shall have the right at any time and from time to time during her lifetime to withdraw portions of the principal of the trust which shall not exceed in the aggregate the portions thereof which are set forth below with respect to each such age:

             (a) On or after age twenty-five (25), ten percent (10%) thereof;

             (b) On or after age thirty (30), twenty percent (20%) thereof;

             (c) On or after age thirty-five (35), forty percent (40%) thereof; and

             (d) On or after age forty (40), the entire remaining balance thereof.

   For the purpose of determining amounts subject to withdrawal, the value of the principal of the trust shall be its value as of the date a withdrawal is requested plus the amount of all previous withdrawals valued as of the date of each such withdrawal. The aggregate amount of all such previous withdrawals valued as aforesaid shall be charged against any amounts subject to withdrawal pursuant hereto. All such withdrawals shall be made by written request delivered to the Trustee during the lifetime of the Current Beneficiary and after the right to make the withdrawal has accrued. Upon delivery of such request, so much of the principal of the trust as is properly requested shall immediately vest in the Current Beneficiary.


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        3.5  LIMITED POWER OF APPOINTMENT.  Upon the death of the Current
   Beneficiary before complete distribution of the trust, the remainder thereof shall be distributed to or in trust for such one or more of such Current Beneficiary's descendants in such manner and in such proportions and upon such terms, conditions and trusts as such beneficiary may appoint by her will, specifically referring to the power hereby granted.

        3.6 FAILURE TO EXERCISE POWER OF APPOINTMENT. To the extent that the Current Beneficiary shall fail validly to exercise the foregoing power of appointment, the balance of the trust, upon her death, shall be distributed to her then living descendants, per stirpes, or if no such descendant shall have survived such deceased child, to the then living descendants of the Current Beneficiary's father, per stirpes; subject, however, to the holdback provisions hereof.

        3.7 HOLDBACK PROVISIONS FOR BENEFICIARIES UNDER TWENTY-ONE YEARS OF AGE. If at any time part or all of the principal of any trust created hereunder shall be distributable to a beneficiary who has not yet attained twenty-one (21) years of age and for whose benefit a separate trust is not then being held hereunder, the distributable share of such beneficiary shall at once vest in him or her, but the Trustee, notwithstanding any provisions for distribution, shall either
   (a) establish with such distributable share a custodianship for the beneficiary under a Uniform Transfers to Minors Act, designating the parent or a relative of the beneficiary as the custodian, or (b) continue to hold such distributable share as a separate trust for the beneficiary, using so much of the net income and principal as the Trustee deems to be necessary or advisable for the education, comfortable maintenance, welfare and support of such beneficiary, accumulating and adding to principal any net income not so used, and distributing to such beneficiary upon attaining twenty-one (21) years of age the then remaining principal and any accumulated income therefrom.

        3.8 ULTIMATE DISTRIBUTION. If, at the death of the last survivor of the Grantor, the Current Beneficiary and the last surviving descendant of the Current Beneficiary's father, any portion of any trust created hereunder, except a trust created pursuant to the holdback provisions hereof relating to beneficiaries under twenty-one
   (21) years of age, remains undistributed under the foregoing provisions hereof or pursuant to the exercise of a power of appointment created hereunder, then such trust shall be distributed by the Trustee to those persons who would then be the Grantor's heirs-at-law. For the purposes hereof, the term "heirs-at-law" shall mean those persons who would then be the heirs-at-law as determined by the then existing laws of descent and distribution of the State of Illinois as if the Grantor had died intestate at such time.





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                                 ARTICLE IV
                        DISTRIBUTION TO BENEFICIARIES

        4.1 DISCRETIONARY DISTRIBUTIONS. The Trustee shall exercise the discretionary powers herein conferred primarily to the benefit of the Current Beneficiary rather than the remaindermen.

        4.2 COMFORTABLE MAINTENANCE, WELFARE AND SUPPORT. The "comfortable maintenance, welfare and support" of a beneficiary shall include without limitation medical, dental and psychiatric care. In applying such standards, the Trustee shall consider the standard of living to which such beneficiary shall have been accustomed at the time of the creation of the trust and the other income and resources known to the Trustee to be available to the beneficiary for such purposes (including any other distributions made to the beneficiary pursuant to this instrument and the income and resources of any person who shall be legally obligated to support the beneficiary.) It is the Grantor's intention that each beneficiary be assisted by the Trustee in any educational, business or personal endeavor which the Trustee deems to be in his best interests. In that connection, the Trustee may make distributions to permit a beneficiary to travel for educational or pleasure purposes; to permit a beneficiary to purchase or furnish a personal residence; or to permit a beneficiary to purchase, initiate or invest in a business which the Trustee deems to be sound or promising, even though said business might be the type of investment in which, because of its risk, the Trustee would not or could not invest the trust estate. At such time as a financial institution is acting as the Trustee, the Trustee shall consult with the Grantor's sister, JANICE LOUISE KELLEY, regarding the needs of the Current Beneficiary for comfortable, maintenance, welfare and support. The Trustee may rely on the recommendations of the Grantor's sister.

        4.3 EDUCATION. The "education" of a beneficiary shall include without limitation college, post-graduate, professional, vocational, language and artistic studies.

        4.4 BENEFICIARY UNDER DISABILITY. In the event that income or principal shall become distributable free of any trust to a minor beneficiary, to a beneficiary under other legal disability or to a beneficiary not adjudicated incompetent, but who, by reason of illness or mental or physical disability, is, in the sole opinion of the Trustee, unable properly to administer such amounts, then such amounts may be used by the Trustee directly for the best interests of the beneficiary or distributed by the Trustee for the benefit of the beneficiary in such one or more of the following ways as the Trustee deems advisable:

             (a)  directly to the beneficiary;

             (b) to the legally appointed guardian or conservator of the beneficiary, if any;

             (c)  to an adult relative or friend of the beneficiary; or

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             (d)  to a custodian for the beneficiary under a Uniform
        Transfers to Minors Act;

   and the receipt of any such distributee shall constitute a full release and discharge to the Trustee upon making such distribution, and the Trustee shall not be obligated to see to the application of any money or property so distributed.

                                  ARTICLE V
                             GENERAL PROVISIONS

        5.1 ADDITIONS TO TRUST ESTATE. The Grantor and any other person may at any time and from time to time transfer, devise and bequeath to the Trustee additional property of any kind acceptable to the Trustee, to be held and administered in accordance with the provisions hereof

        5.2 SPENDTHRIFT PROVISION. The interests of a beneficiary in the income or principal shall not be subject to the claims of any creditor, any spouse for alimony or support, or others, or to legal process, and may not be voluntarily or involuntarily alienated or encumbered. This provision shall not limit the exercise of any power of appointment.

        5.3 PERPETUITIES. Notwithstanding anything herein to the contrary, the trust under this instrument shall terminate not later than twenty-one (21) years after the death of the last survivor of the Grantor, the Current Beneficiary and the Current Beneficiary's descendants who are living on the date of this Trust Agreement, at the end of which period the Trustee shall distribute the trust to the then income beneficiary or beneficiaries in the proportions in which they are then entitled to receive income, or if their interests are indefinite, then in equal shares.

        5.4 SMALL TRUST TERMINATION. If at any time a separate trust created hereunder shall be of the aggregate principal value of Fifty Thousand Dollars ($50,000.00) or less, the Trustee, in the Trustee's sole discretion, may distribute the assets of such trust then in the possession of the Trustee to the Current Beneficiary if he is then living, or if he is not then living to the then income beneficiary or beneficiaries in the proportions in which they are then entitled to receive income, or, if their respective rights to receive income are discretionary with the Trustee, then to such of the income beneficiaries who are descendants of the Grantor, per stirpes, and such trust shall thereupon terminate, notwithstanding any provision herein to the contrary.

        5.5 EXERCISE OF TESTAMENTARY POWER OF APPOINTMENT. In determining whether, in what manner and to what extent a power of appointment hereunder has been exercised by will, the trustee may act in reliance upon a court order in any jurisdiction admitting an instrument to probate as the will of the holder of the power or finding that he died intestate, and unless within three months after the holder's death the Trustee has actual notice of the existence of a

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   will or of probate proceedings, the Trustee may assume that he died intestate (but the provisions of this paragraph shall not affect any right which an appointee or beneficiary in default of appointment may have against any distributee).

                                 ARTICLE VI
                      TRUSTEE POWERS, RIGHTS AND DUTIES

        6.1 POWERS OF TRUST. In addition to any powers conferred by law upon trustees, the Trustee shall have the following powers and discretions in the administration, investment and distribution of any trust created hereunder:

                  (1) to invest and reinvest the principal and any income which the Trustee is authorized or directed to accumulate, in such bonds, notes, debentures, mortgages, preferred or common stock, interests in common trust funds, partnership interests, or in other property, real, personal or mixed, whether like or unlike the types of property enumerated, either within or without the State of Illinois, as the Trustee may deem advisable, without being limited by any statute or rule of law regarding investments by trustees;

                  (2) to sell, contract to sell and grant options to purchase any part or all of the trust estate at public or private sale for cash or on credit, and to exchange any part or all of the trust estate for other property;

                  (3) to enter into leases for any period of time, though extending beyond the termination of the trust;

                  (4) to borrow money for any purpose, and if a bank or trust company is then acting as trustee, said money may be borrowed from its banking department or from others, and to mortgage, pledge or otherwise encumber any part or all of the trust estate;

                  (5) to grant easements, subdivide, operate, maintain, repair, improve, rehabilitate, give consents and enter into contracts relating to real estate or its use and dedicate any interest in real estate;

                  (6) to transfer the situs of the trust property to such other place as the Trustee deems to be for the best interests of the trust; and to designate or appoint a trustee to act in any other jurisdiction as sole trustee or co-trustee of any part or all of the trust estate located in such

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                       other jurisdiction; to confer upon the appointed
                       trustee any or all of the powers, duties or rights of the appointing Trustee; and to remove any trustee appointed pursuant hereto and appoint another, including the appointing Trustee;

                  (7) to enter into agreements for bank or other deposit accounts, safe deposit boxes, custodian, agency or depositary arrangements for all or any part of the trust estate;

                  (8) to exercise all the rights and powers of an individual owner with respect to shares of stock, bonds or other securities in the trust estate, including, but not by way of limitation, voting, giving proxies, participating in voting trusts, mergers, consolidations, foreclosures, reorganizations or liquidations, and exercising or selling subscription or conversion rights;

                  (9) to pay taxes and reasonable expenses incurred in administering the trust estate;

                  (10) to appoint attorneys, auditors, financial advisers
                       and other agents, with or without discretionary powers, and to pay reasonable compensation to such appointees;

                  (11) to compromise contest, prosecute or abandon claims
                       or other charges in favor of or against the trust estate;
                  (12) to execute contracts, notes, conveyances and other
                       instruments, whether or not containing covenants and warranties binding upon and creating a charge against the trust estate or excluding personal liability;

                  (13) to receive from any source and administer
                       additional property as part of the trust estate;

                  (14) to invest in or hold undivided interest in
                       property;

                  (15) except as otherwise provided herein, to retain any
                       property or undivided interests in property received from any source, regardless of any lack of diversification, risk, or non- productivity;

                  (16) to deal with the executor, trustee or other
                       representative of any other trust or estate in which a beneficiary of the trust estate has an interest, notwithstanding the fact that the


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                       Trustee is an executor, trustee or other
                       representative of the other trust or estate;

                  (17) to make equitable division or distribution in cash
                       or in kind, or both, and for that purpose to value any property divided or distributed in kind, except as otherwise specifically provided in this instrument;

                  (18) to rely upon any affidavit, certificate, letter or
                       other evidence reasonably believed to be genuine and on the basis of any such evidence to make any payment or distribution in good faith without liability;

                  (19) to have all of the rights, powers, duties and
                       discretions given to or imposed upon the Trustee by law and the provisions of the trust instrument during the period between the termination of the trust and the distribution thereof and during any period in which any litigation is pending which may void or invalidate the trust in whole or in part or in any other way affect the rights, powers, duties or discretions of the Trustee;

                  (20) to purchase and keep in force insurance of an
                       appropriate nature and form and in a reasonable amount for the protection of the trust estate or the ownership thereof;

                  (21) to determine the manner of ascertainment of income
                       and principal, and the allocation or apportionment between income and principal of all receipts and disbursements. The Trustee may at any time or times charge all or any part of the Trustee's regular annual compensation against the principal, regardless of any rule of law or statue to the contrary;

                  (22) to allocate different kind or disproportionate
                       shares of property or undivided interests in property among the beneficiaries or trusts, and to determine the value of any such property;

                  (23) to hold the several trusts as a common fund and to
                       make joint investments of funds in such trusts, dividing the net income therefrom among the beneficiaries of the several trusts proportionately;

                  (24) to establish or refrain from establishing out of
                       income and credit to principal reasonable reserves for the depreciation, obsolescence or depletion of

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                       tangible property, regardless of any rule of law
                       or statute to the contrary;

                  (25) to abandon any property, real or personal, which
                       the Trustee shall deem to be worthless or not of sufficient value to warrant keeping or protecting; to abstain from the payment of taxes, water rents, assessments, repairs, maintenance and upkeep of any such property; to permit any such property to be lost by tax sale or other proceedings, or to convey any such property for a nominal consideration or without consideration; to permit the expiration of any renewal, sale or purchase option with respect to any property or lease;

                  (26) to purchase, acquire or retain any business
                       interest, as shareholder, security holder, creditor, partner, proprietor or otherwise, even though it may constitute all or a large portion of the trust estate and to participate in the conduct of any business with respect to its management and affairs which an individual could do as owner of the business, including but not limited to (a) the voting of stock and the determination of all questions or policy; (b) the execution of partnership agreements and amendments thereto; (c) the participation in any incorporation, reorganization merger, consolidation, recapitalization, liquidation or dissolution of any business or any change in its nature; (d) the investment of additional capital in, subscription to or purchase of additional stock or securities of, or the making of secured, unsecured or subordinated loans to, any business, with trust funds; (e) the election or employment with compensation as directors, officers, employees or agents of any business, or any persons, including a trustee or a director or agent of a trustee. If any such business is continued by the Trustee, the Trustee shall not be liable for any losses to the trust estate arising therefrom, and they may retain and continue such business without application to any court for authority to do so.

                  (27) to lend the principal or income of the trust
                       estate of a separate trust to a beneficiary of such trust, without interest and without security, or to make loans to or guarantee loans by any other person, partnership, corporation, trust or estate, including the estate of the Grantor or any person who shall be deemed to be a grantor of the trust estate, upon such terms as the Trustee may deem advisable, with or without security and

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                       whether or not such loan is subordinated to other
                       obligations of the indebted party; to deal in every way and without limitation or restriction with the executor, trustee or other representative of any other trust or estate whether or not the beneficiary has any existing or future interest therein (and even though the Trustee is acting in such other capacity); provided, however, that nothing herein contained shall be construed to enable the Trustee to lend the principal or income of the trust estate, directly or indirectly, to the Grantor or any person who shall be deemed to be a grantor of the trust estate or the estate of the Grantor or such person without adequate interest and security, nor enable any person to purchase, exchange or otherwise deal with or dispose of the principal or income of the trust estate for less than an adequate consideration in money or money's worth;

                  (28) to designate a name for any separate trust created
                       hereunder, and a collective name for any two or more of such trusts, and, from time to time, to change the name of any separate trust or the collective name of any two or more of such trusts; to merge or consolidate any two or more trusts which shall be held hereunder by the trustee under identical terms for identical beneficiaries and remaindermen; to divide any separate trust into two or more equal and unequal separate trusts to be held by the Trustee under the identical terms and for the identical beneficiaries and remaindermen as said trust shall have been held before such division; except as otherwise provided herein, to allocate different kinds or disproportionate shares of property or undivided interest in property of a separate trust among the beneficiaries thereof or among trusts into which such trust shall have been divided; to determine the value thereof; to make joint investments for any separate trusts hereunder or of which the Trustee is trustee or co-trustee, to designate a name for such joint investments and to hold such joint investments as a common fund for purposes of administration dividing the net income (gains or losses) therefrom in the same proportions as the respective interests of such trusts therein;

                  (29) to inspect, review and monitor periodically, or to
                       require the inspection, review and monitoring, of any property which is or becomes a part of the Trust for the purpose of determining compliance with any environmental law, or regulation

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                       thereunder, affecting such property, with all such
                       expenses of such inspection, review or monitoring being paid from income or principal as the Trustee may determine;

                  (30) to take any and all actions the Trustee shall deem
                       necessary to prevent, abate, clean up, or otherwise respond to actual or threatened violation of any federal, state or local law, rule or ordinance affecting any property held in the Trust relating to the generation, use, treatment, storage, disposal, release, discharge or contamination by any materials or substances that are prohibited or regulated by federal, state or local law; to take such actions prior to the initiation of enforcement action by a federal, state or local agency; and to charge any such costs against income or principal, as the Trustee shall determine;

                  (31) to release any power which will or may cause the
                       Trustee to be considered an "owner" or "operator" of property held in the Trust, under the provisions of Comprehensive Environmental Response, Compensation and Liability Act of 1980 as amended ("CERCLA") 42 U.S.C. Section 9601, ET SEQ. or which shall otherwise cause the Trustee to incur liability under CERCLA or any successor to such law or regulation thereunder; and

        (33) to inspect and monitor businesses and real property (whether held directly or through a partnership, corporation, trust or other entity) for environmental conditions or possible violations on environmental laws; to remediate environmentally damaged property or to take steps to prevent environmental damage in the future, even if no action by public or private parties is currently pending or threatened; to abandon or refuse to accept property which may have environmental damage; the trustee may expend trust property to do the foregoing, and no action or failure to act by the trustee pursuant to this paragraph shall be subject to question by any beneficiary.

        6.2 NOMINEE REGISTRATION. The Trustee may cause stocks, bonds and other property, real or personal, belonging to the trust to be registered and held in the name of a nominee without mention of the trust in any instrument of record constituting or evidencing title thereto. The Trustee shall not be liable for the acts of the nominee with respect to any investment so registered. The records of the Trustee shall show at all times the ownership of the investment by the Trustee, and the stocks, bonds and other similar investments shall be in the possession and control of the Trustee and be kept separate and apart from assets which are the individual property of the Trustee.



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        6.3  COMPENSATION.  The Trustee shall be reimbursed for all proper expenses incurred in the management and protection of each trust created hereunder and shall be entitled to reasonable compensation for services rendered.

        6.4 BONDS OR COURT APPROVAL. To the extent that any such requirements can legally be waived, no trustee shall ever be required to give any bond as trustee; to qualify before, be appointed by or, in the absence of breach of trust, account to any court; or to obtain an order or the approval of any court in the exercise of any power or discretion hereunder,

        6.5 BENEFICIARY AS TRUSTEE. Except with respect to any powers of appointment expressly granted herein to a beneficiary, no trustee who is also a beneficiary of a trust created hereunder or who is legally obligated to support a beneficiary shall have any voice, determination or vote relating to any discretionary payments of the income or principal of the trust either to or for the benefit of the said trustee-beneficiary or to or for the benefit of any person whom the said trustee-beneficiary is legally obligated to support, when such distribution is or would be a full or partial discharge of such obligation. Notwithstanding anything herein to the contrary, if such trustee-beneficiary is acting as sole trustee, such trustee may make discretionary distributions of income and/or principal of the trust solely for the health, education and support of such trustee-beneficiary.

        6.6 RELATION WITH THIRD PERSONS. Anyone dealing with the Trustee shall not be obliged to inquire as to the Trustee's powers or to see to the application of any money or property delivered to the Trustee and may assume that the trust is in full force and effect, that the Trustee is authorized to act and that the Trustee's act is in accordance with the provisions of this instrument.

        6.7 CUSTODY OF ASSETS. If a corporation is acting as co-trustee of any trust created hereunder together with one or more individuals, the corporate trustee shall have custody of the trust estate and may perform for the trustees all acts necessary for the acquisition and transfer of personal property and money, including the signing and endorsement of checks, receipts, stock certificates and other instruments, unless all of the trustees otherwise agree.

        6.8  DELEGATION OF POWERS TO CO-TRUSTEE.  Except as provided in
   Section 6.5, any trustee may at any time by a signed instrument delivered to a co-trustee delegate to the co-trustee any or all powers and discretion which the Trustee has under this instrument, including the power to convey real property, either for a specified time or until the delegation is revoked by a similar instrument. Any person dealing in good faith with the co-trustee may rely without inquiry upon the certification of the co-trustee with respect to any delegation.



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        6.9  ACCOUNTS.  Upon the request of any income beneficiary, the
   Trustee shall furnish to such beneficiary an account showing the receipts and disbursements of the trust estate and an account showing the inventory of the trust estate; provided, however, that in no event shall an individual trustee be required to furnish such accounts more often than annually and a corporate trustee more often than quarter-annually.

        6.10 TRUSTEE'S DISCRETION. The decision of the Trustee in exercising any of the discretions granted hereunder shall be conclusive and binding upon all persons.

        6.11 TRUSTEE'S LIABILITY. The Trustee shall be liable only for gross negligence or willful default, and no trustee shall be liable for errors of judgment or acts or omissions of any co-trustee. The Trustee shall not be personally liable for any obligation of the trust and shall have power to bind the trust without binding the Trustee personally.

                                 ARTICLE VII
                             SUCCESSOR TRUSTEES

        7.1 RESIGNATION TRUSTEE. Any Trustee may resign by giving written notice to each beneficiary of the trust (or such beneficiary's guardian or conservator, if such beneficiary is under legal disability) and to each co-trustee of the trust, if any, and to the resigning Trustee's successor as trustee.

        7.2 VACANCIES AND SUCCESSOR TRUSTEES. Upon the death, resignation, inability or refusal to act of any Trustee, the following provisions shall be applicable:

             (a) In the case of MARY BETH SEHER, the successor shall be the HARRIS TRUST AND SAVINGS BANK.

             (b) In the case of HARRIS TRUST AND SAVINGS BANK or any successor trustee, a successor trustee shall be appointed by the person then entitled to receive or eligible to have the benefit of the income of the trust estate; provided, however, that any such successor so appointed shall be a bank or trust company, wherever located, authorized to accept and administer trusts and having a combined capital and surplus of not less than Ten Million Dollars ($10,000,000.00)

        7.3 POWERS, RIGHTS AND DUTIES OF SUCCESSOR. A successor trustee shall automatically acquire the title to each trust asset which was vested in the predecessor of such successor trustee, but any predecessor trustee shall execute all documents and do all acts necessary to vest such title in such successor trustee.

        A successor trustee shall have all rights, powers, duties, discretions, immunities, authorities and obligations which are granted to or imposed on the predecessor. A successor trustee shall be under

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   no duty to inquire into the acts or doings of a predecessor trustee, and is not liable for any act or failure to act of a predecessor trustee.

        Wherever reference is made herein to the Trustee, such reference shall be deemed to include the singular and plural thereof wherever the context and facts require, and to include any and all successor trustee at any time acting as the Trustee of a separate trust, unless otherwise specifically provided herein to the contrary.

        7.4 LIABILITY OF SUCCESSOR TRUSTEE. No successor trustee shall be liable for the acts or defaults of any predecessor trustee, nor for any loss or expense from anything done or neglected to be done by any predecessor trustee, but such successor trustee shall be liable only for his own willful wrongdoing or gross negligence with respect to property received by him as Trustee and a successor trustee may accept the account rendered and the assets and property delivered to him by the predecessor trustee, and shall incur no liability to any person beneficially interested in any separate trust by reason of so doing.

        The parties have executed this Trust Agreement as of the 22nd day of October, 1993.


                                      /s/ Joseph A. Seher
                                      -----------------------------------
                                      JOSEPH A. SEHER, Grantor


                                      /s/ Mary Beth Seher
                                      -----------------------------------
                                      MARY BETH SEHER, Trustee






















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